Exhibit 99.9

Former Arizona State Senate President Ken Bennett Becomes CEO of GeoBioEnergy, Inc.

Vertically Integrated “Plant to Pump” Strategy fits well with 20 Year Oil Veteran and Former State Senator

Arizona--(BUSINESS WIRE)—GeoBioEnergy, Inc. (OTCBB:GBOE) (“GeoBio” or the “Company”) today announced the appointment of Ken Bennett as Chief Executive Officer of the Company.  GeoBio is a company dedicated to the development of clean, renewable energy through the distribution, production, and growth of renewable, economic fuels that have the potential to be both environmentally friendly and to promote energy independence.  Mr. Bennett is currently the CEO of GeoAlgae, Inc., which GeoBio intends to acquire prior to the close of March 2008.

Senator Ken Bennett has more than twenty years of experience in the fuel and oil distribution industry including expertise and experience in management, marketing, finance, and government affairs. To see additional detail regarding Mr. Bennett’s experience, please go to:

http://www.geobioenergy.com/index.php?option=com_content&task=view&id=41&Itemid=72

Bennett commented, “I am very excited about this opportunity with GeoBio Energy.  As the former CEO of a 3rd generation fuel distribution company, Bennett Oil, I had already begun to promote and offer biofuels to our customers, as an alternative to petroleum fuels.  It is this choice that GeoBio Energy wants to offer all Americans as we push toward energy independence and environmental responsibility.  We expect that our Plant to Pump strategy that vertically integrates distribution, production and feedstock development will be both economical and achievable.”

About GeoBio Energy:

Through a vertical integration strategy GeoBioEnergy intends to become a plant to pump solution in the quest for energy independence and a cleaner environment. The company’s business model emphasizes the acquisition of existing, profitable wholesale distribution companies, with the goal of increasing profitability through economies of scale and introducing available, alternative fuels to their customers. Additionally, the company is working to develop and grow feed stocks for the production of low cost, alternative fuels that will not compete with acreage or resources dedicated to food crop production. GeoBio intends to focus on algae as a feed stock that, when produced on a commercial scale, has the potential to provide both a low cost non-competitive to food feed stock for the production of biofuel and offers a commercial scale solution for CO2 sequestration and other environmental challenges.

Safe Harbor Statement

The contents of this Press Release may contain forward-looking statements which can be generally identified as such because the context of the statement will include the words such as GBOE Corp. “expects,” “should,” “believes,” “anticipates” or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties including the financial performance of GBOE Corp. which could cause actual results, performance or achievements of GBOE Corp. to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

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“Forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, may be included in this press release. These statements relate to future events and/or our future financial performance. These statements are only predictions and may differ materially from actual future events or results. GBOE Corp. disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Please refer to the documents filed by GBOE Corp. with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with our ability to (i) increase revenues, (ii) obtain profitability, (iii) obtain additional financing, (iv) manage changes in general economic and business conditions (including in the asset management and asset tracking industries), (v) react to actions of our competitors, (vi) develop new services and markets for our services, (vii) properly quantify the time and expense involved in such development activities, (viii) identify and manage risks in connection with acquisitions (ix) evaluate the level of demand and market acceptance of our services and (x) make necessary changes to our business strategies.